Statutory Reserves And Restricted Net Assets	12 Months Ended
Dec. 31, 2011
Statutory Reserves And Restricted Net Assets [Abstract]
Statutory Reserves And Restricted Net Assets
27.	STATUTORY RESERVES AND RESTRICTED NET ASSETS

As stipulated by the relevant law and regulations in the PRC, the Company's subsidiary, VIE and VIE's subsidiaries in the PRC are required to maintain non-distributable statutory reserve. Appropriations to the statutory reserve are required to be made at 10% of profit after taxes as reported in these entities' statutory financial statements prepared under PRC GAAP. Once appropriated, these amounts are not available for future distribution to owners or shareholders. Once the statutory reserve is accumulated to 50% of these entities' registered capital, these entities can choose not to provide further statutory reserves. The statutory reserve may be applied against prior year losses, if any, and may be used for general business expansion and production and an increase in registered capital of these entities. Amounts contributed to the statutory reserve were $2,507, $4,633 and $370 for 2009, 2010 and 2011, respectively.

As a result of PRC laws and regulations, which require that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital and the statutory reserves of the Company's PRC subsidiaries, VIEs and VIE's subsidiary. As of December 31, 2011, the aggregate amounts of capital and statutory reserves restricted which represented the amount of net assets of the relevant subsidiaries, VIEs and VIE's subsidiary in the Group not available for distribution was $25,516.